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                                                         Exhibit 99.B(d)(2)(ii)

[ING FUNDS LOGO]

April 11, 2006

Michael Gioffre
Senior Vice President
ING Investment Management Co.
10 State House Square
Hartford, CT 06103-3607

Dear Mr. Gioffre:

     Pursuant to the Sub-Advisory Agreement dated March 1, 2002 between ING Investments, LLC and ING Investment Management Co., as amended (the "Agreement"), we hereby notify you of our intention to retain you as Sub-Adviser to render investment advisory services to ING 130/30 Fundamental Research Fund (the "Fund"), a series of ING Series Fund, Inc., effective April 11, 2006, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the Fund to AMENDED SCHEDULE A of the Agreement. The AMENDED SCHEDULE A, with the annual sub-advisory fees indicated for the series, is attached hereto.

     AMENDED SCHEDULE A has also been updated 1) to reflect the name changes for ING Index Plus Protection to ING Classic Index Plus Fund, and 2) by the removal of ING Government Fund and ING Value Opportunity Fund, as these funds recently merged into other funds.

     Please signify your acceptance to act as Sub-Adviser for the Fund by signing below where indicated.

                                                  Very sincerely,


                                                  /s/ Todd Modic
                                                  Todd Modic
                                                  Senior Vice President
                                                  ING Investments, LLC

ACCEPTED AND AGREED TO:
ING Investment Management Co.


By:    /s/ Jeffrey T. Becker
       --------------------------------------------
Name:  Jeffrey T. Becker
       --------------------------------------------
Title: SVP and CFO, Duly Authorized
       ----------------------------

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000          ING Investment, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2744
                                  www.ingfunds.com

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                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                          ING INVESTMENT MANAGEMENT CO.

SERIES                                                                         ANNUAL SUB-ADVISORY FEE
------                                                                         -----------------------
Brokerage Cash Reserves                                                       0.090% on first $1 billion
                                                                               0.086% on next $2 billion
                                                                                0.081% over $3 billion

ING 130/30 Fundamental Research Fund                                         0.360% on first $500 million
                                                                             0.3375% on next $500 million
                                                                                0.315% over $ 1 billion

ING Aeltus Money Market Fund                                                 0.180% on first $500 million
                                                                              0.158% on next $500 million
                                                                               0.153% on next $1 billion
                                                                               0.149% on next $1 billion
                                                                                0.135% over $3 billion

ING Balanced Fund                                                            0.360% on first $500 million
                                                                              0.338% on next $500 million
                                                                               0.315% on next $1 billion
                                                                                0.293% over $2 billion

ING Classic Index Plus Fund                                                             0.203%

ING Growth Fund                                                              0.315% on first $250 million
                                                                              0.293% on next $250 million
                                                                              0.281% on next $250 million
                                                                             0.270% on next $1.25 billion
                                                                                0.248% over $2 billion

ING Index Plus LargeCap Fund                                                 0.203% on first $500 million
                                                                              0.191% on next $250 million
                                                                             0.180% on next $1.25 billion
                                                                                0.169% over $2 billion

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
SERIES                                                                         ANNUAL SUB-ADVISORY FEE
------                                                                         -----------------------
ING Index Plus MidCap Fund                                                   0.203% on first $500 million
                                                                              0.191% on next $250 million
                                                                             0.180% on next $1.25 billion
                                                                                0.169% over $2 billion

ING Index Plus SmallCap Fund                                                 0.203% on first $500 million
                                                                              0.191% on next $250 million
                                                                             0.180% on next $1.25 billion
                                                                                0.169% over $2 billion

ING International Growth Fund                                                0.383% on first $250 million
                                                                              0.360% on next $250 million
                                                                              0.349% on next $250 million
                                                                             0.338% on next $1.25 billion
                                                                                0.315% over $2 billion

ING Small Company Fund                                                       0.383% on first $250 million
                                                                              0.360% on next $250 million
                                                                              0.349% on next $250 million
                                                                             0.338% on next $1.25 billion
                                                                                0.326% over $2 billion

ING Strategic Allocation Balanced Fund                                       0.360% on first $500 million
                                                                              0.349% on next $500 million
                                                                              0.338% on next $500 million
                                                                              0.326% on next $500 million
                                                                                0.315% over $2 billion

ING Strategic Allocation Growth Fund                                         0.360% on first $500 million
                                                                              0.349% on next $500 million
                                                                              0.338% on next $500 million
                                                                              0.326% on next $500 million
                                                                                0.315% over $2 billion

ING Strategic Allocation Income Fund                                         0.360% on first $500 million
                                                                              0.349% on next $500 million
                                                                              0.338% on next $500 million
                                                                              0.326% on next $500 million
                                                                                0.315% over $2 billion

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